                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                               (AMENDMENT NO. 1)


                       Pursuant to Section 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 16, 1995
                                                          -------------



                            ALOETTE COSMETICS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


Pennsylvania               0-15414                       23-2056003
- ------------------------   ------------------------      ---------------------
(State or other juris-     (Commission File Number)      (IRS Employer Identi-
diction of incorporation)                                 fication No.)



1301 Wright's Lane East, West Chester, PA                                19380
- ------------------------------------------------------------------------------
(Address of principle executive offices)                            (Zip code)


Registrant's telephone number, including area code:   (610) 692-0600
                                                   -----------------------


- ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Exhibit Index appears on page 2

         The undersigned registrant hereby amends the following items, financial statements or other portions of its Report filed on Form 8-K dated July 3, 1995 as set forth in the pages attached hereto:


         Item 7. Financial Statements, Pro forma Financial Information and
                 ---------------------------------------------------------
                 Exhibits
                 --------

                 b)  Pro forma Financial Information required pursuant to
                     Article 11 of Regulation S-X:

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS                PAGE

                     Pro Forma Balance Sheet as of December 31, 1994          3

                     Pro Forma Statement of Income for the year
                     ended December 31, 1994                                  4

                     Notes to Pro Forma Financial Statements                  5

                             ALOETTE COSMETICS, INC.
                            PRO FORMA BALANCE SHEETS
                               December 31, 1994


                                                                DISPOSITION
                                                                  SUPERIOR                                             ALOETTE
                                            ALOETTE               PRODUCTS               ELIMINATIONS                 COSMETICS,
                                         COSMETICS, INC.          COMPANY                    AND                   INC. PRO FORMA
                                           HISTORICAL            HISTORICAL               ADJUSTMENTS                (Unaudited)
                                           ----------            ----------               -----------                -----------
ASSETS

     Current assets                      $ 14,490,683           $  2,567,326             $   (192,000)               $ 11,731,357

     Net fixed assets                       7,451,779              3,600,497                     --                     3,851,282

     Other assets                           2,440,028                 28,087                 (292,000)                  2,119,941
                                         ------------           ------------             ------------                ------------

Total assets                             $ 24,382,490           $  6,195,910            $    (484,000)               $ 17,702,580
                                         ============           ============             ============                ============


LIABILITIES

     Current Liabilities                 $  9,238,684           $  6,531,580             $  3,372,746 (a)            $  6,079,850

     Long-term liabilities                  3,617,374                591,481                     --                     3,025,893
                                         ------------           ------------             ------------                ------------

Total liabilities                          12,856,058              7,123,061                3,372,746                   9,105,743

Total shareholders' equity                 11,526,432               (927,151)              (3,856,746)(a)               8,596,837
                                         ------------           ------------             ------------                ------------

Total liabilities and
shareholders' equity                     $ 24,382,490           $  6,195,910             $   (484,000)               $ 17,702,580
                                         ============           ============             ============                ============


                  See Notes to Pro Forma Financial Statements

                             ALOETTE COSMETICS, INC.
                           PRO FORMA INCOME STATEMENT
                               December 31, 1994

                                                                DISPOSITION
                                                                  SUPERIOR                                            ALOETTE
                                            ALOETTE               PRODUCTS               ELIMINATIONS                COSMETICS,
                                         COSMETICS, INC.          COMPANY                    AND                   INC. PRO FORMA
                                           HISTORICAL            HISTORICAL               ADJUSTMENTS                (Unaudited)
                                           ----------            ----------               -----------                -----------
Revenues:

Total Revenues                            $17,103,231            $ 6,667,237             $  3,925,359(b)              $14,361,353


Costs and expenses:

Cost of product sales                      10,821,320              6,658,480                3,925,359(b)                8,088,199
Selling, general and administrative         7,997,022              1,443,058                        0                   6,553,964
                                         ------------           ------------             ------------                 -----------

Operating (loss)                          (1,715,111)            (1,434,301)                        0                   (280,810)

Other  income (expense), net                (267,533)                  4,378                  200,000(c)                 (71,911)
                                         ------------           ------------             ------------                 -----------

Income (loss) before income taxes         (1,982,644)            (1,429,923)                  200,000                   (352,721)

Benefit from income taxes                   (442,000)              (355,519)                   68,000(d)                 (18,481)
                                         ------------           ------------             ------------                 -----------

Net income (loss)                        $(1,540,644)           $(1,074,404)             $    132,000                 $ (334,240)
                                         ============           ============             ============                 ===========

(Loss) per common share                  $      (.71)                                                                 $     (.15)
                                         ============                                                                 ===========

Weighted avg. shares outstanding            2,157,253                                                                   2,157,253
                                         ============                                                                 ===========



                  See Notes to Pro Forma Financial Statements

         NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)


Introduction:

         On June 16, 1995, Aloette Cosmetics, Inc. received a cash payment of approximately $2.1 million for the sale of certain assets of its manufacturing operations to Naterra, Inc. As a result of the sale, the Company recorded a loss of $3,800,000.


Basis of Presentation:

         The Company's unaudited pro forma financial statements are presented to illustrate the effect of the sale of certain assets of its manufacturing operation on the Company's financial position as of December 31, 1994, and to demonstrate the effect upon the Company's historical results of operations for the year ended December 31, 1994, as if the sale had occurred on January 1, 1994. The pro forma financial statements are not necessarily indicative of what the financial position or results of operations would have been had the sale occurred on that date, nor are they necessarily indicative of future results of the Company.

         The pro forma financial statements have been prepared from the historical financial statements of the Company, incorporated by reference to Form 10-KSB dated March 31, 1995, and contain certain adjustments with respect to the transaction as explained hereafter. The pro forma financial statements should be read in conjunction with the aforementioned historical financial statements and related footnotes.


Adjustments to Pro Forma Financial Statements:

(a) The adjustments to the proforma balance sheet represent the inclusion of the proceeds received from the sale as a reduction of debt, the sale of the assets and the respective loss, the effect on deferred income taxes and the elimination of intercompany balances.

(b) The adjustment to Revenues and Cost of product sales reflects the elimination of intercompany sales.

(c) The adjustment to Other income (expense) reflects the benefit to interest expense of reduced debt of $2.1 million as a result of cash received from the sale of the manufacturing operations.

(d) The adjustment to the provision for income taxes represents the tax effect of the proforma adjustments at the statutory income tax rate of 34%.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                            ALOETTE COSMETICS, INC.
                                            -----------------------------
                                            (registrant)


Date: August 14, 1995                       /s/ Jean M. Lewis
      ---------------                       -----------------------------
                                                Jean M. Lewis
                                                Vice President of Finance
                                                (Principal Financial Officer)